                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 15, 2007
                                                           ------------

                              --------------------

                          RIVIERA HOLDINGS CORPORATION
                          ----------------------------
               (Exact Name of Registrant as Specified in Charter)

            NEVADA                  000-21430                  88-0296885
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(State or Other Jurisdiction        (Commission             (IRS Employer of
       Incorporation)               File Number)            Identification No.)

    2901 Las Vegas Boulevard South, Las Vegas, Nevada           89109
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           (Address of Principal Executive Offices)           (Zip Code)

        Registrant's telephone number, including area code (702) 794-9237
                                                           --------------

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

   Check  the  appropriate  box  below if the Form 8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

   |_| Written communications  pursuant to Rule 425 under the Securities Act (17
CFR 230.425)

   |_|  Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

   |_|  Pre-commencement  communications  pursuant  to Rule  14d-2(b)  under the
Exchange Act (17 CFR 240.14d-2(b))

   |_|  Pre-commencement  communications  pursuant  to Rule  13e-4(c)  under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01   OTHER EVENTS.

            On May 15, 2007,  Riviera  Holdings  Corporation  (the  "Company")
issued a press release announcing that at the annual  shareholders  meeting of
the  Company  held  on  May  15,  2007,   approximately   90%  of  the  voting
shareholders voted to re elect William L. Westerman,  Jeffrey A. Silver,  Paul
A. Harvey, Vincent L. DiVito and James N. Land, Jr.

            A copy of the press  release is attached  hereto as Exhibit  99.1 to this Form 8-K and is incorporated herein by reference.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

(d)   Exhibits

Exhibit Number    Description
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99.1              Press Release of the Company dated May 15, 2007.

                                   SIGNATURES

      Pursuant to the  requirements of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                    RIVIERA HOLDINGS CORPORATION
                                              (Registrant)

Date: May 15, 2007
                                    By: /s/ Mark Lefever
                                        ----------------------------------------
                                    Name:  Mark Lefever
                                    Title: Treasurer and Chief Financial Officer